Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

10. INCOME TAXES

For 2011, 2010, and 2009, UDR believes that we have complied with the REIT requirements specified in the Code. As such the REIT would generally not be subject to federal income taxes.

For income tax purposes, distributions paid to common stockholders may consist of ordinary income, qualified dividends, capital gains, unrecaptured section 1250 gains, return of capital, or a combination thereof. Distributions that exceed our current and accumulated earnings and profits constitute a return of capital rather than taxable income and reduce the stockholder’s basis in their common shares. To the extent that a distribution exceeds both current and accumulated earnings and profits and the stockholder’s basis in the common shares, it generally will be treated as a gain from the sale or exchange of that stockholder’s common shares. Taxable distributions paid per common share were taxable as follows for the years ended December 31:

	December 31,
	2011	2010	2009
Ordinary income	$0.49	$0.69	$0.08
Long-term capital gain	0.07	0.03	0.54
Unrecapture section 1250 gain	0.21	0.01	0.05

	$0.77	$0.73	$0.67

We have Taxable REIT Subsidiaries (“TRS”) that are subject to state and federal income taxes. A TRS is a C-corporation which has not elected REIT status and as such is subject to United States Federal and state income tax. The components of the provision for income taxes are as follows for the years ended December 31, (dollars in thousands):

	December 31,
	2011	2010	2009
Income tax expense/(benefit)
Current
Federal	$463	$(3,510)	$(11,925)
State	552	977	(2,573)

Total current	1,015	(2,533)	(14,498)

Deferred
Federal	6,646	119	12,030
State	(90)	(119)	2,779

Total deferred	6,556	—	14,809

Total income tax expense/(benefit)	$7,571	$(2,533)	$311

Classification of income tax (benefit)/expense
Continuing operations	$(5,647)	$(2,533)	$311
Discontinued operations	13,218	—	—

Deferred income taxes are provided for the change in temporary differences between the basis of certain assets and liabilities for financial reporting purposes and income tax reporting purposes. The expected future tax rates are based upon enacted tax laws. The components of our TRS deferred tax assets and liabilities are as follows for the years ended December 31, (dollars in thousands):

	2011	2010	2009
Deferred tax assets:
Federal and state tax attributes	$24,524	$33,053	$20,239
Book/tax depreciation	10,045	9,708	3,946
Construction capitalization differences	5,948	5,235	3,045
Investment in partnerships	3,618	3,346	4,711
Debt and interest deductions	—	10,784	8,175
Other	999	586	285

Total deferred tax assets	45,134	62,712	40,401
Valuation allowance	(45,134)	(55,516)	(33,554)

Net deferred tax assets	—	7,196	6,847

Deferred tax liabilities:
Other	—	(640)	(291)

Total deferred tax liabilities	—	(640)	(291)

Net deferred tax asset	$—	$6,556	$6,556

Income tax expense/(benefit) differed from the amounts computed by applying the U.S. statutory rate of 35% to pretax income or (loss) for the years ended December 31, as follows (dollars in thousands):

	2011	2010	2009
Income tax expense/(benefit)
U.S. federal income tax expense/(benefit)	$11,715	$(16,006)	$(17,042)
State income tax provision/(benefit)	2,099	19	(1,391)
Other items	1,227	(5,100)	1,260
Valuation allowance	(7,470)	18,554	17,484

Total income tax expense/(benefit)	$7,571	$(2,533)	$311

As of December 31, 2011, the Company, through our TRS, had federal net loss carryovers (“NOL”) of approximately $64.7 million. Of the total NOL, $2.0 million expires in 2028, $30.0 million expires in 2029 and the remaining $32.7 million expires in 2030. As of December 31, 2011, the TRS had state NOL of approximately $60.6 million expiring in 2020 through 2030. As of December 31, 2011, the Company had a valuation allowance of $45.1 million against 100% of its deferred tax assets and 100% of its net operating losses. During the year ended December 31, 2011, the Company had a net change of $10.4 million in the valuation allowance.

FASB ASC 740, Income Taxes (“Topic 740”) defines a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Topic 740 requires the financial statements reflect expected future tax consequences of income tax positions presuming the taxing authorities’ full knowledge of the tax position and all relevant facts, but without considering time values. Topic 740 also provides guidance on derecognition, classification, interest and penalties, accounting for interim periods, disclosure and transition.

The Company evaluates our tax position using a two-step process. First, we determine whether a tax position is more likely than not (greater than 50 percent probability) to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Company will then determine the amount of benefit to recognize and record the amount of the benefit that is more likely than not to be realized upon ultimate settlement. When applicable, UDR recognizes interest and/or penalties related to uncertain tax positions in income tax expense. As of December 31, 2011 and 2010, UDR does not believe we have any unrecognized tax benefits.

The Company files income tax returns in federal and various state jurisdictions. With few exceptions, the Company is no longer subject to federal, state and local income tax examination by tax authorities for years prior to 2008. The tax years 2008-2010 remain open to examination by the major taxing jurisdictions to which the Company is subject.